[logo] M F S(R)                                             SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                       DECEMBER 31, 2001

[grpahic omitted]

                             MFS(R) INSTITUTIONAL
                             EMERGING EQUITIES FUND

MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

   NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55) Trustee,         LAWRENCE T. PERERA (born 06/23/35)
Chairman and President                              Trustee
Massachusetts Financial Services Company, Chairman  Hemenway & Barnes (attorneys), Partner and Chief Executive Officer
                                                    WILLIAM J. POORVU (born 04/10/35)
JOHN W. BALLEN* (born 09/12/59) Trustee             Trustee
Massachusetts Financial Services Company,           Harvard University Graduate School of
President and Director                              Business Administration, Adjunct
                                                    Professor; CBL & Associates Properties,
KEVIN J. PARKE* (born 12/14/59) Trustee             Inc. (real estate investment trust),
Massachusetts Financial Services Company, Chief     Director; The Baupost Fund (a mutual
Investment Officer, Executive Vice President and    fund), Vice Chairman and Trustee
Director
                                                    J. DALE SHERRATT (born 09/23/38) Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee      Insight Resources, Inc. (acquisition
Brigham and Women's Hospital, Chief of Cardiac      planning specialists), President;
Surgery; Harvard Medical School, Professor of       Wellfleet Investments (investor in
Surgery                                             health care companies), Managing General
                                                    Partner (since 1993); Paragon Trade
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)  Brands, Inc. (disposable consumer
Trustee                                             products), Director; Cambridge
Edmund Gibbons Limited (diversified holding         Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial         products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;      (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                    ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee            Independent health care industry
Private investor and real estate consultant;        consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                           WARD SMITH (born 09/13/30) Trustee
                                                    Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee              (manufacturer of highly engineered
Private investor; KeySpan Corporation (energy       products for industrial and aerospace
related services), Director; Eastern Enterprises    applications), Director (until June
(diversified services company), Chairman, Trustee   1999)
and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,          ROBERT R. FLAHERTY (born 09/18/63)
Chairman and President                              Assistant Treasurer
Massachusetts Financial Services Company, Chairman  Massachusetts Financial Services
and Chief Executive Officer                         Company, Vice President (since August
                                                    2000); UAM Fund Services, Senior Vice
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant   President (prior to August 2000)
Secretary and Assistant Clerk
Massachusetts Financial services Company, Senior    ELLEN MOYNIHAN (born 11/13/57) Assistant
Vice President and Associate General Counsel        Treasurer
                                                    Massachusetts Financial Services
MARK E. BRADLEY (born 11/23/59) Assistant           Company, Vice President (since September
Treasurer                                           1996)
Massachusetts Financial Services Company, Vice
President                                           JAMES O. YOST (born 06/12/60) Assistant
(since March 1997)                                  Treasurer
                                                    Massachusetts Financial Services
STEPHEN E. CAVAN (born 11/06/53) Secretary and      Company, Senior Vice President
Clerk Massachusetts Financial Services Company,
Senior Vice President, General Counsel and
Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu,
Sherratt and Smith, and Mses. O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the
Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of
117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and
    Exchange Commission (i.e., "public companies").

  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940
    (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts
    02116.

-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE               NO BANK GUARANTEE
      NOT A DEPOSIT         NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

INVESTMENT ADVISER                                  INVESTOR SERVICE
Massachusetts Financial Services Company            MFS Service Center, Inc.
500 Boylston Street                                 P.O. Box 2281
Boston, MA 02116-3741                               Boston, MA 02107-9906

DISTRIBUTOR                                         For general information, call toll free:
MFS Fund Distributors, Inc.                         1-800-225-2606 any business day from
500 Boylston Street                                 8 a.m. to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                    For service to speech- or hearing-
PORTFOLIO MANAGER                                   impaired individuals, call toll free:
Neil D. Wagner+                                     1-800-637-6576 any business day from
                                                    9 a.m. to 5 p.m. Eastern time. (To use
CUSTODIAN                                           this service, your phone must be
State Street Bank and Trust Company                 equipped with a Telecommunications
                                                    Device for the Deaf).
INVESTOR INFORMATION
For information on MFS mutual funds,                For share prices, account balances,
call your investment professional or,               exchanges or stock and bond outlooks,
for an information kit, call toll free:             call toll free: 1-800-MFS-TALK
1-800-637-2929 any business day from                (1-800-637-8255) anytime from a touch-
9 a.m. to 5 p.m. Eastern time (or leave a            tone telephone.
message anytime).
                                                    WORLD WIDE WEB
                                                    www.mfs.com

+ MFS Investment Management

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Equity I, L.P., MFS Equity I-A, L.P., MFS Equity I, Ltd., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC., and certain affiliates(1) (collectively, "MFS," "we," "us," or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications or subscription documents for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2262 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames


     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     January 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 2001, the fund provided a total return of -4.41%. This return, which includes the reinvestment of any dividends and capital gains distributions, compares to a return over the same period of -4.09% for the fund's benchmark, the Russell 2000 Index. The Russell 2000 Index is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the NYSE, AMEX, and NASDAQ. Over the same period, the average mid-cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -3.63%.

It was an acutely difficult period for growth investors, and the fund posted negative returns in this volatile and uncertain environment. The fund slightly underperformed the Russell 2000 Index and Lipper category average due to our growth-oriented style and our overweighting in technology and technology-related companies, primarily in the computer software and electronics industries. For example, we increased positions in several software and semiconductor companies because we felt they were trading at undervalued levels and our research indicated that some of these firms could emerge from the economic slowdown with strong positions in their respective markets. Of course, no one anticipated the tragic events of September 11, and most of our technology positions were hit hard following the attacks.

Another difficult area for us early in the period was our large exposure to energy stocks. Despite the global economic slowdown, our research pointed to continued supply shortages, given steady demand for oil and gas. Unfortunately, however, we did not anticipate the sharp decline in oil and gas prices we experienced during the period, which hurt these stocks significantly.

In our view, during times of severe market dislocation, such as we've experienced during the period, investors tend to react emotionally and often create opportunities for astute buyers to find strong companies with attractive stock prices. With significant volatility and most stocks trading down, particularly after September 11, we made the decision to increase our exposure to the battered technology sector in the third quarter of 2001. In the last months of the period, this decision provided a major boost to performance.

On a long-term basis, we think there are some exciting opportunities in the technology, health care, and business services sectors. It's very difficult to determine exactly when the economic recovery can take hold, but regardless of this fact, many of the stocks in these sectors have suffered significant market losses during the past year and, in our view, valuations became increasingly attractive. Furthermore, we believe many of these companies have been leaders in their respective industries, with innovative products and management teams that have a strong chance of success over the long term.

Looking at our top holdings at the end of the period, we believed these were some of the best companies in their respective industries, and they could do well even without a significant recovery in the economy. For example, we have found computer software companies, such as Amdocs Limited, that we think have impressive track records of successful delivery of large-scale systems and who support global customer bases. In the business services sector, holdings such as Concord EFS, Affiliated Computer Services, and BISYS Group, performed well during the period and remained significant components of the portfolio because we think they have compelling growth prospects. We also continued to find opportunities across a broad range of electronics companies, medical equipment manufacturers, and telecommunications stocks.

While the global economic slowdown and ongoing war against terrorism increased the probability of market volatility, in our view, there are some reasons for optimism. The Federal Reserve Board has lowered rates an unprecedented 11 times to 1.75%, consumers were still spending, unemployment remained at historically low levels, and inflation was low. Most importantly, however, for the first time in a while we have begun to see a majority of companies meet or exceed earnings estimates. If we continue to see good news on the earnings and war fronts, we think the market could stage a sustained recovery this year.

    Respectfully,

/s/ Neil D. Wagner

    Neil D. Wagner
    Portfolio Manager

Note to Shareholders: Neil D. Wagner became sole portfolio manager of the fund effective May 25, 2001.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Neil D. Wagner is Vice President of MFS Investment Management(R) and portfolio manager of the small-cap growth portfolios of our mutual funds, institutional accounts, and variable annuities.

Neil joined MFS in 1998 as an equity analyst covering the telecommunications software, semiconductor, and semiconductor equipment industries. He has focused on small- and mid-cap investing since he began his investment career in 1995. He became portfolio manager of our institutional small-cap portfolios in 2000 and was named portfolio manager of our small-cap mutual fund for retail investors in 2001.

Prior to joining MFS, Neil worked from 1997 to 1998 as a senior research analyst following small-cap stocks for DFS Advisors LLC in Boston. From 1995 to 1997 he was an analyst at Berkshire Partners, a private equity investment firm in Boston.

He began his career as a management consultant with Bain and Co., where he worked from 1993 to 1995.

Neil received a Bachelor of Arts degree in mathematics and physics from Colgate University.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more complete information, including charges and expenses, for any of the MFS products can be obtained from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: June 16, 1993

Size: $639.1 million net assets as of December 31, 2001

PERFORMANCE SUMMARY

Because the fund is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

                                  6 Months         1 Year       3 Years       5 Years         Life*
---------------------------------------------------------------------------------------------------
Cumulative Total Return             -4.41%         -2.18%       +51.65%      +111.97%      +426.91%
---------------------------------------------------------------------------------------------------
Average Annual Total Return            --          -2.18%       +14.89%      + 16.21%      + 21.48%
---------------------------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, June 16, 1993, through
 December 31, 2001.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in emerging growth companies is riskier than investing in more-established companies.

These risks may increase share price volatility. See the prospectus for details.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS Institutional Emerging Equities Fund, which was held on November 1, 2001, the following actions were taken:

ITEM 1.  Trustees of the Fund were elected as follows.

                                                         NUMBER OF SHARES
                                                    --------------------------
                                                                      WITHHOLD
NOMINEE                                                        FOR   AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                   15,146,244.773  24,877.000
John W. Ballen                                      15,146,169.773  24,952.000
Lawrence H. Cohn                                    15,141,394.773  29,727.000
J. David Gibbons                                    15,143,089.773  28,032.000
William R. Gutow                                    15,146,408.773  24,713.000
J. Atwood Ives                                      15,146,244.773  24,877.000
Abby M. O'Neill                                     15,145,753.773  25,368.000
Lawrence T. Perera                                  15,146,408.773  24,713.000
William J. Poorvu                                   15,146,244.773  24,877.000
Arnold D. Scott                                     15,146,408.773  24,713.000
J. Dale Sherratt                                    15,146,244.773  24,877.000
Elaine R. Smith                                     15,145,921.773  25,200.000
Ward Smith                                          15,145,792.773  25,329.000

ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                 11,402,274.773
Against                                                 61,425.000
Abstain                                              3,707,422.000

ITEM 3.  The amendment or removal of certain fundamental investment policies.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                 15,067,206.773
Against                                                 76,180.000
Abstain                                                 27,735.000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                 15,124,856.773
Against                                                 24,266.000
Abstain                                                 21,999.000

ITEM 5. To change the investment policy relating to investment in common stocks and other types of securities from fundamental to non-fundamental.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                 15,105,860.773
Against                                                 36,170.000
Abstain                                                 29,091.000

ITEM 6. The ratification of the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the Fund for the fiscal year ending June 30, 2002.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                 15,153,588.773
Against                                                  4,592.000
Abstain                                                 12,941.000

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 2001

Stocks - 94.0%
-----------------------------------------------------------------------------
ISSUER                                                  SHARES          VALUE
-----------------------------------------------------------------------------
U.S. Stocks - 91.4%
  Aerospace - 0.4%
    United Defense Industries, Inc.*                   129,320   $  2,722,186
-----------------------------------------------------------------------------
  Biotechnology - 0.2%
    Harvard Bioscience, Inc.*                          129,850   $  1,290,709
-----------------------------------------------------------------------------
  Business Machines - 2.0%
    Affiliated Computer Services, Inc., "A"*           109,661   $ 11,638,322
    Therma-Wave, Inc.*                                  81,420      1,214,786
                                                                 ------------
                                                                 $ 12,853,108
-----------------------------------------------------------------------------
  Business Services - 13.1%
    Arbitron, Inc.*                                     56,520   $  1,930,158
    BISYS Group, Inc.*                                 139,600      8,933,004
    Braun Consulting, Inc.*                            153,400        544,570
    Bright Horizons Family Solutions, Inc.*             92,600      2,591,874
    C.H. Robinson Worldwide, Inc.                       44,300      1,280,935
    Catalina Marketing Corp.*                           40,230      1,395,981
    Concord EFS, Inc.*                                 331,000     10,850,180
    CSG Systems International, Inc.*                   154,350      6,243,457
    Dendrite International, Inc.*                      402,214      5,643,062
    DST Systems, Inc.*                                  97,552      4,862,967
    Eloyalty Corp.*                                     21,968        116,650
    Fiserv, Inc.*                                       70,337      2,976,662
    Forrester Research, Inc.*                            6,700        134,938
    Gartner Group, Inc., "A"*                          135,000      1,578,150
    infoUSA, Inc.*                                     212,700      1,476,138
    Memberworks, Inc.*                                  28,200        395,082
    Mettler Toledo International, Inc.*                 80,100      4,153,185
    Modis Professional Services, Inc.*                 239,708      1,711,515
    National Processing, Inc.*                         137,600      4,472,000
    NCO Group, Inc.*                                    88,800      2,033,520
    Peregrine Systems, Inc.*                           350,837      5,202,913
    Probusiness Services, Inc.*                        117,500      2,209,000
    Radiant Systems, Inc.*                             197,336      2,269,364
    Spherion Corp.*                                    199,804      1,950,087
    Technology Solutions Co.*                          462,687      1,027,165
    WebMD Corp.*                                     1,123,100      7,929,086
                                                                 ------------
                                                                 $ 83,911,643
-----------------------------------------------------------------------------
  Computer Hardware - Systems - 0.9%
    Enterasys Networks, Inc.*                          374,200   $  3,311,670
    Netscreen Technologies, Inc.*                       12,190        269,765
    Riverstone Networks, Inc.*                         117,375      1,948,425
                                                                 ------------
                                                                 $  5,529,860
-----------------------------------------------------------------------------
  Computer Software - 1.9%
    Henry Jack & Associates, Inc.                       92,400   $  2,018,016
    Micromuse, Inc.*                                   378,700      5,680,500
    Netegrity, Inc.*                                   241,950      4,684,152
                                                                 ------------
                                                                 $ 12,382,668
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.8%
    HNC Software, Inc.*                                201,300   $  4,146,780
    Impath, Inc.*                                      172,800      7,691,328
    Verity, Inc.*                                      303,200      6,139,800
                                                                 ------------
                                                                 $ 17,977,908
-----------------------------------------------------------------------------
  Computer Software - Services - 6.0%
    CheckFree Corp.*                                   103,300   $  1,859,400
    Covansys Corp.*                                    127,022      1,136,847
    Hyperion Solutions Corp.*                          388,310      7,711,836
    Informatica Corp.*                                  13,500        195,885
    Interwoven, Inc.*                                  120,100      1,169,774
    MetaSolv, Inc.*                                    281,900      2,215,565
    SonicWall, Inc.*                                   123,200      2,395,008
    SunGard Data Systems, Inc.*                        340,540      9,851,822
    TIBCO Software, Inc.*                              260,100      3,883,293
    Watchguard Technologies, Inc.*                     312,645      2,035,319
    webMethods, Inc.*                                  354,700      5,944,772
                                                                 ------------
                                                                 $ 38,399,521
-----------------------------------------------------------------------------
  Computer Software - Systems - 5.0%
    Aspen Technology, Inc.*                            292,510   $  4,914,168
    Ceridian Corp.*                                    150,400      2,820,000
    E.piphany, Inc.*                                    74,900        652,379
    Edwards (J.D.) & Co.*                               78,800      1,296,260
    Global Payments, Inc.                              193,300      6,649,520
    JDA Software Group, Inc.*                          128,200      2,865,270
    Keane, Inc.*                                       210,400      3,793,512
    McDATA Corp.*                                       32,100        786,450
    StorageNetworks, Inc.*                             999,170      6,174,871
    Wind River Systems, Inc.*                          123,500      2,211,885
                                                                 ------------
                                                                 $ 32,164,315
-----------------------------------------------------------------------------
  Construction Services - 0.7%
    Martin Marietta Materials, Inc.                    101,500   $  4,729,900
-----------------------------------------------------------------------------
  Consumer Goods & Services - 0.3%
    Blyth Industries, Inc.                              54,600   $  1,269,450
    DeVry, Inc.*                                        13,800        392,610
                                                                 ------------
                                                                 $  1,662,060
-----------------------------------------------------------------------------
  Containers - 0.1%
    Ivex Packaging Corp.*                               49,100   $    932,900
-----------------------------------------------------------------------------
  Defense Electronics - 0.2%
    Armor Holdings, Inc.*                               29,700   $    801,603
    Edo Corp.                                           26,520        701,454
                                                                 ------------
                                                                 $  1,503,057
-----------------------------------------------------------------------------
  Electrical Equipment - 0.3%
    Belden, Inc.                                        80,500   $  1,895,775
-----------------------------------------------------------------------------
  Electronics - 5.8%
    Alpha Industries, Inc.*                            107,000   $  2,332,600
    Brooks Automation, Inc.*                             7,900        321,293
    Cable Design Technologies Corp.*                   256,025      3,502,422
    Cirrus Logic, Inc.*                                552,700      7,306,694
    DSP Group, Inc.*                                   201,500      4,686,890
    Elantec Semiconductor, Inc.*                        18,700        718,080
    Exar Corp.*                                         73,900      1,540,815
    Hifn, Inc.*                                         97,124      1,405,384
    Intersil Holding Corp.*                             98,000      3,160,500
    LTX Corp.*                                          19,800        414,612
    Marvell Technology Group Ltd.*                       8,674        310,703
    Mattson Technology, Inc.*                          226,000      1,991,060
    MKS Instruments, Inc.*                              29,500        797,385
    Tektronix, Inc.*                                    93,400      2,407,852
    The InterCept Group, Inc.*                          13,100        535,790
    Veeco Instruments, Inc.*                             1,100         39,655
    Zoran Corp.*                                       165,300      5,395,392
                                                                 ------------
                                                                 $ 36,867,127
-----------------------------------------------------------------------------
  Entertainment - 1.4%
    Emmis Broadcasting Corp., "A"*                     165,200   $  3,905,328
    Spanish Broadcasting Systems, Inc.*                230,500      2,279,645
    World Wrestling Federation Entertainment, Inc.*    190,300      2,502,445
                                                                 ------------
                                                                 $  8,687,418
-----------------------------------------------------------------------------
  Financial Institutions - 1.3%
    Federated Investors, Inc., "A"                      63,850   $  2,035,538
    Student Loan Corp.                                  46,600      3,755,960
    Waddell & Reed Financial, Inc., "A"                 72,750      2,342,550
                                                                 ------------
                                                                 $  8,134,048
-----------------------------------------------------------------------------
  Food & Beverage Products - 0.8%
    Del Monte Foods Co.*                               328,320   $  2,794,003
    Tootsie Roll Industries, Inc.                       66,648      2,604,604
                                                                 ------------
                                                                 $  5,398,607
-----------------------------------------------------------------------------
  Furniture & Home Appliances - 0.4%
    Pier 1 Imports, Inc.                               158,100   $  2,741,454
-----------------------------------------------------------------------------
  Gaming & Hotels - 0.1%
    Station Casinos, Inc.*                              37,600   $    420,744
-----------------------------------------------------------------------------
  Healthcare - 3.8%
    Apria Healthcare Group, Inc.*                      118,700   $  2,966,313
    Caremark Rx, Inc.*                                 875,500     14,279,405
    Community Health Care Systems, Inc.*                65,800      1,677,900
    First Health Group Corp.*                          211,000      5,220,140
                                                                 ------------
                                                                 $ 24,143,758
-----------------------------------------------------------------------------
  Insurance - 0.8%
    Willis Group Holdings Ltd.*                        216,890   $  5,107,759
-----------------------------------------------------------------------------
  Internet - 1.4%
    CNET Networks, Inc.*                               403,500   $  3,619,395
    Digital Insight Corp.*                             104,286      2,331,835
    KPMG Consulting, Inc.*                             186,100      3,083,677
                                                                 ------------
                                                                 $  9,034,907
-----------------------------------------------------------------------------
  Medical & Health Products - 4.9%
    CONMED Corp.*                                      177,500   $  3,542,900
    DJ Orthopedics, Inc.*                               74,730        993,909
    Haemonetics Corp.*                                 254,430      8,630,266
    Inhale Therapeutic Systems Co.*                    388,100      7,199,255
    Noven Pharmaceuticals, Inc.*                       275,700      4,893,675
    Novoste Corp.*                                     167,800      1,466,572
    Urologix, Inc.*                                     14,500        290,725
    Wilson Greatbatch Technologies, Inc.*               53,420      1,928,462
    Zoll Medical Corp.*                                 57,600      2,242,944
                                                                 ------------
                                                                 $ 31,188,708
-----------------------------------------------------------------------------
  Medical & Health Technology Services - 14.0%
    Ameripath, Inc.*                                    84,500   $  2,704,845
    Arthrocare Corp.*                                  237,100      4,251,203
    Cyberonics, Inc.*                                  291,700      7,738,801
    Cytyc Corp.*                                        74,400      1,941,840
    DaVita, Inc.*                                      217,243      5,311,592
    Edwards Lifesciences Corp.*                        155,800      4,304,754
    IDEXX Laboratories, Inc.*                          344,600      9,824,546
    LifePoint Hospitals, Inc.*                         164,900      5,613,196
    Lincare Holdings, Inc.*                            255,000      7,305,750
    Mid Atlantic Medical Services, Inc.*               146,900      3,334,630
    NDCHealth Corp.                                    223,500      7,721,925
    Orthodontic Centers of America, Inc.*              167,200      5,099,600
    Osteotech, Inc.*                                   205,900      1,142,745
    Parexel International Corp.*                       183,400      2,631,790
    Pharmaceutical Product Development, Inc.*           76,000      2,455,560
    Renal Care Group, Inc.*                             67,000      2,150,700
    Select Med Corp.*                                   39,400        633,552
    Steris Corp.*                                      306,200      5,594,274
    Sunrise Assisted Living, Inc.*                      69,000      2,008,590
    Triad Hospitals, Inc.*                             144,075      4,228,601
    Unilab Corp.*                                       81,610      2,048,411
    V. I. Technologies, Inc.*                          131,000        910,450
    VISX, Inc.*                                         20,600        272,950
                                                                 ------------
                                                                 $ 89,230,305
-----------------------------------------------------------------------------
  Oil Services - 1.9%
    Dril-Quip, Inc.*                                    43,500   $  1,048,350
    Global Industries, Inc.*                           618,300      5,502,870
    Grant Pride Co., Inc.*                              63,370        728,755
    Input/Output, Inc.*                                279,300      2,293,053
    National Oilwell, Inc.*                             24,500        504,945
    Noble Drilling Corp.*                                9,500        323,380
    Pride International, Inc.*                          67,200      1,014,720
    Trico Marine Services, Inc.*                       114,525        864,664
                                                                 ------------
                                                                 $ 12,280,737
-----------------------------------------------------------------------------
  Oils - 0.4%
    Newfield Exploration Co.*                           71,100   $  2,524,761
-----------------------------------------------------------------------------
  Pharmaceuticals - 0.3%
    Medicis Pharmaceutical Corp.*                       26,400   $  1,705,176
-----------------------------------------------------------------------------
  Printing & Publishing - 2.9%
    Playboy Enterprises, Inc., "B"*                    279,000   $  4,712,310
    Scholastic Corp.*                                  272,500     13,714,925
                                                                 ------------
                                                                 $ 18,427,235
-----------------------------------------------------------------------------
  Restaurants & Lodging - 4.4%
    AFC Enterprise, Inc.*                               22,500   $    638,775
    Applebee's International, Inc.                     113,250      3,873,150
    California Pizza Kitchen, Inc.*                    172,700      4,274,325
    CEC Entertainment, Inc.*                           118,800      5,154,732
    Jack in the Box, Inc.*                             178,900      4,926,906
    Papa John's International, Inc.*                   101,500      2,789,220
    RARE Hospitality International, Inc.*               43,600        982,744
    Sonic Corp.*                                       160,700      5,785,200
                                                                 ------------
                                                                 $ 28,425,052
-----------------------------------------------------------------------------
  Retail - 1.7%
    Cost Plus, Inc.*                                    49,000   $  1,298,500
    Dollar Tree Stores, Inc.*                           92,700      2,865,357
    Office Depot, Inc.*                                139,650      2,589,111
    Regis Corp.                                        153,450      3,955,941
                                                                 ------------
                                                                 $ 10,708,909
-----------------------------------------------------------------------------
  Special Products & Services - 1.2%
    Career Education Corp.*                             13,200   $    452,496
    Edison Schools, Inc.*                              367,700      7,225,305
                                                                 ------------
                                                                 $  7,677,801
-----------------------------------------------------------------------------
  Technology - 1.0%
    Macrovision Corp.*                                  72,600   $  2,556,972
    Varian, Inc.*                                      121,700      3,947,948
                                                                 ------------
                                                                 $  6,504,920
-----------------------------------------------------------------------------
  Telecommunications - 3.8%
    Amdocs Ltd.*                                       414,559   $ 14,082,569
    Aware, Inc.*                                        77,700        644,910
    Inet Technologies, Inc.*                           381,900      4,036,683
    Lightbridge, Inc.*                                  72,000        874,800
    Vignette Corp.*                                    804,005      4,317,507
                                                                 ------------
                                                                 $ 23,956,469
-----------------------------------------------------------------------------
  Telecom - Wireline - 5.2%
    Advanced Fibre Communications, Inc.*               347,520   $  6,140,678
    Computer Network Technology Corp.*                 315,400      5,610,966
    GlobespanVirata, Inc.*                             997,928     12,923,168
    ONI Systems Corp.*                                 799,500      5,012,865
    Tekelec Co.*                                       189,400      3,430,034
                                                                 ------------
                                                                 $ 33,117,711
-----------------------------------------------------------------------------
Total U.S. Stocks                                                $584,239,216
-----------------------------------------------------------------------------
Foreign Stocks - 2.6%
  Canada - 1.6%
    Zarlink Semiconductor, Inc. (Electronics)*         920,600   $ 10,356,750
-----------------------------------------------------------------------------
  Ireland - 0.9%
    SmartForce PLC (Internet)*                         232,900   $  5,764,275
-----------------------------------------------------------------------------
Netherlands - 0.1%
  ASM International N.V. (Electronics)*                 11,200   $    218,512
-----------------------------------------------------------------------------
Total Foreign Stocks                                             $ 16,339,537
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $469,880,550)                     $600,578,753
-----------------------------------------------------------------------------
Short-Term Obligations - 4.5%
-----------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
-----------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/02         $ 2,987   $  2,986,853
    Citigroup, Inc., due 1/07/02                         1,900      1,899,398
    Federal Home Loan Mortgage Corp., due 1/09/02        6,500      6,497,400
    Federal National Mortgage Assn., due 1/02/02         1,100      1,099,938
    General Electric Capital Corp., due 1/02/02          4,505      4,504,772
    General Motors Acceptance Corp., due 1/18/02         3,500      3,495,620
    Salomon Smith Barney Holdings, Inc.,
      due 1/15/02 - 1/16/02                              8,300      8,294,047
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  $ 28,778,028
-----------------------------------------------------------------------------
Repurchase Agreement - 1.2%
-----------------------------------------------------------------------------
    Goldman Sachs, dated 12/31/01, due 1/02/02,
      total to be received $7,892,785 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                          $ 7,892   $  7,892,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $506,550,578)                $637,248,781
Other Assets, Less Liabilities - 0.3%                               1,899,580
-----------------------------------------------------------------------------
Net Assets - 100.0%                                              $639,148,361
-----------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
DECEMBER 31, 2001
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $506,550,578)           $637,248,781
  Cash                                                                     123
  Receivable for fund shares sold                                      625,935
  Receivable for investments sold                                    8,190,932
  Interest and dividends receivable                                     21,200
  Other assets                                                           5,787
                                                                  ------------
      Total assets                                                $646,092,758
                                                                  ------------
Liabilities:
  Payable for investments purchased                               $  4,284,589
  Payable for fund shares reacquired                                 2,560,206
  Payable to affiliates -
    Management fee                                                      40,399
    Shareholder servicing agent fee                                        404
  Accrued expenses and other liabilities                                58,799
                                                                  ------------
      Total liabilities                                           $  6,944,397
                                                                  ------------
Net assets                                                        $639,148,361
                                                                  ============
Net assets consist of:
  Paid-in capital                                                 $584,107,628
  Unrealized appreciation on investments                           130,698,203
  Accumulated net realized loss on investments                     (73,923,294)
  Accumulated net investment loss                                   (1,734,176)
                                                                  ------------
      Total                                                       $639,148,361
                                                                  ============
Shares of beneficial interest outstanding                           31,032,118
                                                                    ==========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)           $20.60
                                                                     ======

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                       $    381,407
    Dividends                                                           339,856
                                                                   ------------
      Total income                                                 $    721,263
                                                                   ------------
  Expenses -
    Management fee                                                 $  2,222,041
    Trustees' compensation                                                8,420
    Shareholder servicing agent fee                                      22,220
    Administrative fee                                                   15,189
    Custodian fee                                                       103,075
    Printing                                                             15,867
    Auditing fees                                                        14,800
    Legal fees                                                            4,384
    Miscellaneous                                                       119,586
                                                                   ------------
      Total expenses                                               $  2,525,582
    Fees paid indirectly                                                (25,179)
                                                                   ------------
      Net expenses                                                 $  2,500,403
                                                                   ------------
        Net investment loss                                        $ (1,779,140)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss on investment transactions (identified cost basis) $(22,065,085)
  Change in unrealized appreciation on investments                    1,447,221
                                                                   ------------
      Net realized and unrealized loss on investments              $(20,617,864)
                                                                   ------------
        Decrease in net assets from operations                     $(22,397,004)
                                                                   ============

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED               YEAR ENDED
                                                               DECEMBER 31, 2001         JUNE 30, 2001
                                                                     (UNAUDITED)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                              $  (1,779,140)        $  (2,783,675)
  Net realized gain (loss) on investments                            (22,065,085)           29,699,078
  Net unrealized gain (loss) on investments and foreign
    currency translation                                               1,447,221           (56,003,345)
                                                                   -------------         -------------
    Decrease in net assets from operations                         $ (22,397,004)        $ (29,087,942)
                                                                   -------------         -------------
Distributions declared to shareholders
  From net realized gain on investments                            $        --           $(147,208,485)
  In excess of net realized gain on investments
                                                                            --             (49,053,398)
  From paid-in capital
                                                                            --              (1,615,068)
                                                                   -------------         -------------
Total distributions declared to shareholders                       $        --           $ 197,876,951
                                                                   -------------         -------------
Net increase (decrease) in net assets from fund share
  transactions                                                     $  (9,534,212)        $ 153,557,917
                                                                   -------------         -------------
    Total decrease in net assets                                   $ (31,931,216)        $ (73,406,976)
Net assets:
  At beginning of period                                             671,079,577           744,486,553
                                                                   -------------         -------------
  At end of period (including accumulated net investment
    loss and accumulated net investment income (loss) of
    ($1,734,176) and $44,964, respectively)                        $ 639,148,361         $ 671,079,577
                                                                   =============         =============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JUNE 30,
                          SIX MONTHS ENDED          --------------------------------------------------------------------------
                         DECEMBER 31, 2001               2001             2000             1999            1998           1997
                               (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning
  of period                         $21.55             $31.39           $22.20           $22.95          $21.45         $21.17
                                    ------             ------           ------           ------          ------         ------
Income from investment operations# -
  Net investment loss(S)            $(0.06)            $(0.10)          $(0.12)          $(0.08)         $(0.08)        $(0.04)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency             (0.89)             (1.33)           11.76             0.98            4.54           3.42
                                    ------             ------           ------           ------          ------         ------
      Total from investment
        operations                  $(0.95)            $(1.43)          $11.64           $ 0.90          $ 4.46         $ 3.38
                                    ------             ------           ------           ------          ------         ------
Less distributions declared
  to shareholders -
  From net realized gain on
    investments and foreign
    currency transactions           $ --               $(6.26)          $(2.45)          $(1.65)         $(2.96)        $(3.10)
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                      --                (2.08)            --               --              --             --
  From paid in capital                --                (0.07)            --               --              --             --
                                    ------             ------           ------           ------          ------         ------
      Total distributions
        declared to
        shareholders                $ --               $(8.41)          $(2.45)          $(1.65)         $(2.96)        $(3.10)
                                    ------             ------           ------           ------          ------         ------
Net asset value - end of
 period                             $20.60             $21.55           $31.39           $22.20          $22.95         $21.45
                                    ======             ======           ======           ======          ======         ======
Total return                         (4.41)%++          (3.46)%          54.04%            4.69%          23.51%         18.49%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                          0.85%+             0.82%            0.82%            0.79%           0.76%          0.75%
  Net investment loss                (0.60)%+           (0.40)%          (0.46)%          (0.41)%         (0.36)%        (0.22)%
Portfolio turnover                      37%                53%              90%              78%             80%            96%
Net assets at end of period
  (000 Omitted)                   $639,148           $671,080         $744,487         $444,822        $502,393       $383,637

(S) Through December 31, 1998, the investment adviser voluntarily agreed to maintain the expenses of the fund at not more than
    0.75% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
    Net investment loss            --                 --               --                $(0.09)         $(0.10)        $(0.06)
    Ratios (to average net assets):
      Expenses##                   --                 --               --                  0.83%           0.83%          0.84%
      Net investment loss          --                 --               --                 (0.45)%         (0.44)%        (0.31)%
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional Emerging Equities Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the provisions did not have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended June 30, 2001 and June 30, 2000 was as follows:

                                        JUNE 30, 2001          JUNE 30, 2000
----------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                      $115,593,470            $16,034,478
    Long-term capital gain                 80,647,276             35,186,693
                                         ------------            -----------
                                         $196,240,746            $51,221,171
    Tax return of capital                   1,636,205                 --
                                         ------------            -----------
    Total distributions paid             $197,876,951            $51,221,171
                                         ============            ===========

As of June 30, 2001, the components of distributable earnings on a tax basis were as follows:

                  Unrealized gain                $77,458,873

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $207,872,350 and $238,223,299, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $519,625,208
                                                                ------------
Gross unrealized appreciation                                   $172,510,171
Gross unrealized depreciation                                    (54,886,598)
                                                                ------------
    Net unrealized appreciation                                 $117,623,573
                                                                ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                SIX MONTHS ENDED DECEMBER 31, 2001             YEAR ENDED JUNE 30, 2001
                                ----------------------------------   ----------------------------------
                                         SHARES             AMOUNT           SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                           4,714,176       $ 80,032,300        7,516,360       $ 182,694,402
Shares issued to shareholders
  in reinvestment of distributions        --                 --           9,118,998         188,857,627
Shares reacquired                    (4,827,853)       (89,566,512)      (9,206,255)       (217,994,112)
                                     ----------      -------------      -----------       -------------
    Net increase (decrease)            (113,677)     $  (9,534,212)       7,429,103       $ 153,557,917
                                     ==========      =============      ===========       =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $2,723 which is based on the average daily unused portion of the line of credit is included in interest expense. The fund had no significant borrowings during the period.

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                           IEE-3 2/02 XXM